Critical Components… For Critical Applications Lehman Brothers 2006 High Yield Bond Conference March 15 – 17, 2006 Exhibit 99.1

Certain statements made in today’s presentation, both written and oral, may be forward looking statements within the meaning of applicable securities laws.
These statements may relate to matters such as anticipated financial performance, business prospects, technological developments, new products, expectations for market segments and growth. Forward looking statements are subject to inherent uncertainties and risk including, among other things:
increasing competition; technological developments; and the ability to continue to introduce competitive new products and services on a timely, cost-effective basis.
For more information concerning these risk factors refer to the Company’s SEC
Filings and press releases.
In view of these risks and uncertainties, actual events and results may vary significantly from those included in, or contemplated or implied by, such forward looking statements. Undue reliance on such statements is not advised. The
Company also does not assume any obligation to update any forward-looking statements or other information contained in this presentation. In addition, today’s presentation may include information from third parties which the Company believes is reliable, but which the Company cannot accept responsibility for accuracy or reliability.
Forward Looking Statements
Forward Looking Statements

FastenTech, Inc.
FastenTech, Inc.
Manufacturer of Critical Components…
for Critical Applications
• Custom-engineered, complex steel and high-strength
alloy components, fasteners and application equipment
•
Focused on servicing fast-growing power generation,
defense, and diversified industrial end markets
•
$403 million in sales (pro forma FY 2005)
Headquartered in Minneapolis, Minnesota
•
1,700 employees, primarily North America
• 22 strategic manufacturing locations
(1 Germany, 1 China)
•
Warehouse, service and sales offices located in North
America, Europe and Asia

FastenTech –
FastenTech –
core strengths
core strengths
World-class management team with focused business
strategy
Highly engineered products targeted to diversified, niche
markets
• Leading market share
• Long-standing relationships with premier customers
Favorable end market outlook
Significant barriers to entry
Strong organic growth opportunities
Growth through completed acquisitions
Superior financial performance and free cash flow
generation

Paul Komaromy
Experienced management
Experienced management
Ron Kalich
Over 36 years of
experience
The Marmon Grp
Danaher Corp
Forstmann Little
Cooper Industries
Westinghouse
Electric
MBA – University of
Pittsburgh
Mike Elia
President,
CEO
Since 2000
Over 32 years of
experience
Allied Signal
Grimes Aerospace
Honeywell Corp
Cooper Power
Systems
Copperweld
Bimetallics
MSIA – Carnegie
Mellon University
Executive VP,
COO
Since 2003
Over 24 years of
experience
Insilco
Jordan Telecom
Fieldcrest Canon
Ernst & Young
MBA – Duke
University
CPA
Senior VP,
CFO
Since 2004
Core Strengths

Proven operating team
Proven operating team
Kenneth Caratelli
Michael Lampert
Over 21 years of
experience
Integrated Energy
Technologies
Rolls-Royce
Private
Manufacturing Co
Masters – Southern
Illinois University
President
of IET
Since 2003
Over 28 years of
experience
Nelson Stud
Welding
TRW Nelson
Masters – West
Coast University
President
of NSW
Since 2001
Over 21 years of
experience
Lake Erie Screw
Corp
MBA – Baldwin-
Wallace College
President
of FCS
Since 2001
Over 20 years of
experience
Specialty Bar
Products Company
AlpernRosenthal
Price Waterhouse
BBA – University of
Notre Dame
President
of SBP
Since 2002
Joseph McAuliffe
Brian Murray
Core Strengths

Strategic shift
Strategic shift
Core Strengths
Successfully diversified business away from
automotive – now 9% of sales
Focus on markets with significant growth potential
Direct resources on product development to expand
global market share
Investment and positioning work substantially
complete
Positioned for enhanced profitability and free cash
flow generation

End Markets
Power Generation
Industrial
Medium and Heavy-Duty
Truck
Light Vehicle
Construction
Critical Critical
Engine Engine
Components Components
Formed Formed
Parts and Parts and
Assemblies Assemblies
Weld Stud Weld Stud
Systems Systems
17% of sales 17% of sales 29% of sales 29% of sales 4% of sales 4% of sales
Product lines
Engineered products targeted
Engineered products targeted
niche
niche
markets
markets
Specialized Components –
46% of sales
Reporting Segments
Core Strengths
Light Vehicle Light Vehicle
Application-
specific 4%
Power Generation Power Generation
Industrial Industrial
Aerospace Aerospace
Military Military
Recreational Recreational
Gas Turbine Gas Turbine
Combustion Combustion
Components Components
Gears Gears
Custom Custom
Components Components
High-Stress
Components
24% of sales 24% of sales 17% of sales 17% of sales
6% of sales 6% of sales
3% of sales 3% of sales
Product lines
Aerospace-grade Components –
50% of sales
End Markets

Leading market share across all
Leading market share across all
products
products
Core Strengths
16 product categories serving original and wear parts
83% of sales derived from #1 served market positions
• 20% from #1 positions in gas turbine components
• 7% from #1 positions in gear and aerospace components
• 15% from #1 positions in high stress components
• 17% from #1 positions in US critical diesel engine bolts
• 24% from #1 positions in weld studs and systems
89% of sales derived from #1 and #2 positions

FastenTech

JOHN DEERE
CATERPILLAR
GE
NN

CATERPILLAR
Cummins
NAVISTAR
DETROIT DIESEL CORPORATION

GOODYEAR
Rolls-Royce
GENERAL DYNAMICS
NORTHROP GRUMMAN
GROUND SYSTEMS INDUSTRIAL ENTERPRISE RED RIVER
ROBIN INDUSTRIES
USA

GE Power Systems
Ariel
SIEMENS Westinghouse
CATERPILLAR
Cummins
Rolls-Royce

ARCTIC CAT

Long-term, premier customer
Long-term, premier customer
base
base
Truck Truck
65 yrs 65 yrs
40 yrs 40 yrs
37 yrs 37 yrs
35 yrs 35 yrs
Recreational Recreational
8 yrs 8 yrs
Construction Construction
& Industrial & Industrial
67 yrs 67 yrs
37 yrs 37 yrs
40 yrs 40 yrs
45 yrs 45 yrs
Power Power
Generation Generation
10 yrs 10 yrs
40 yrs 40 yrs
9 yrs 9 yrs
37 yrs 37 yrs
35 yrs 35 yrs
8 yrs 8 yrs
Military & Military &
Aerospace Aerospace
60 yrs 60 yrs
8 yrs 8 yrs
15 yrs 15 yrs
10 yrs 10 yrs
35 yrs 35 yrs
35 yrs 35 yrs
25 yrs 25 yrs
Core Strengths

Diverse, growing end markets
Diverse, growing end markets
LTM 1Q06 Pro forma
LTM 1Q06 Pro forma
Net Sales $403.3mm
Net Sales $403.3mm
Projected Industry CAGR’s
*
Light Vehicles (9% of sales) *1.7%
Construction (16% of sales) *9.1%
Industrial (14% of sales) *3.3%
Recreational (7% of sales) *9.0%
Aerospace (4% of sales) *14.7%
Truck (12% of sales) *4.0%
Power Generation (26% of sales) *11.9%
Military (12% of sales) *4.0%
Core Strengths

Significant barriers to entry
Significant barriers to entry
Highly engineered value-added products
• Design, engineering, prototyping and testing
takes several years
• Expertise is not easily replicated
• Remain throughout OEM product lifecycle
OEMs are reluctant to switch suppliers
• Complexity and proprietary products create
high switching costs
• Few reliable competitors
• Prefer to stay with longstanding relationships
Core Strengths

Strong organic growth
Strong organic growth
opportunities
opportunities
Aerospace-grade
Aerospace-grade
segment
segment
Gas turbine combustion components
Gas turbine combustion components
Major products
•
Combustors
•
Transitions
•
Flow sleeves
•
Stators
•
Impingement shields
•
End covers
•
Casing
•
Aft frames
Products (47% of segment sales)
Core Strengths
Growth drivers
Recovering OEM industrial gas
turbine market
• Increase in large turbine production
• Significant MRO required in foreseeable
future
Turbine Unit Production & AfterMarket Outlook
FastenTech Platforms Only
0
100
200
300
400
500
600
700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Actual Forecast Aftermarket Impact

Strong organic growth
Strong organic growth
opportunities
opportunities
Aerospace-grade segment
Aerospace-grade segment
High stress components
High stress components
Products (35% of segment sales)
Major products
•
Military track pins
& bushings
•
Deep-hole barrels
•
Gas turbine
connection rods
Major applications
•
Battle tanks
•
Defense tanks
•
Gas turbines
•
Sporting guns and
rifles
Growth drivers
Unit production and ongoing MRO
activities
•
Abrams and Bradley tanks
•
M113 tracked infantry combat vehicle
•
M9 tracked Armored Combat
Earthmover
Increased customer outsourcing
•
Outdated hole drilling equipment and
capabilities
Recreational gun market
•
Leverage drilling technology and
expertise
Core Strengths

Strong organic growth
Strong organic growth
opportunities
opportunities
Aerospace-grade segment
Aerospace-grade segment
Gear components
Gear components
Products (12% of segment sales)
Major products
• Gearboxes
• Planetary gear
systems
• Engine parts
• Remote vacuum
valves
• Steering systems
• Hydraulic pump
valves
Growth drivers
Growing ATV market
Arctic Cat new model introductions
New forging capabilities
• Improved performance and cost
reduction
Core Strengths

Strong organic growth
Strong organic growth
opportunities
opportunities
Aerospace-grade segment
Aerospace-grade segment
Custom products
Custom products
Products (6% of segment sales)
Major products
• Custom precision
machining
• Fabrication and
welding
• Sheet metal
assembly
• Metal finishing
• Exhaust ducts
Growth drivers
Growing need for both military and
civilian equipment refurbishment
Contract extensions
• NASA space shuttle
New contracts
• Five year $5 million contract with the
Naval Surface Warfare Center in Florida
Core Strengths

Major products
•
Threaded fasteners
•
Shear connectors
•
Concrete anchors
•
Punching Resistor Studs
•
Inserts, ports, pipe and
cable hangers
•
Internally threaded weld
studs
•
Digital and analog
equipment used to
apply, assemble and weld
these items
•
Engineered cold formed
parts
Strong organic growth
Strong organic growth
opportunities
opportunities
Specialized segment
Specialized segment
Stud welding systems
Stud welding systems
Products (63% of segment sales) Growth drivers
Construction spending: Non-
residential construction (Bridges,
Nuclear power plants, etc.)
China startup
• China construction expenditures,
expected to increase at CAGR 11.2%
through 2008
New products introduction
• PSR studs used to reinforce concrete
floor slabs and column connections
• Patent-pending Paint Groove studs,
eliminating need for thread protection
prior to painting
Core Strengths

Major products
Cold-headed, high-
strength precision
fasteners including:
• Head bolts
• Flywheel bolts
• Connecting rod bolts
• Main bearing cap bolts
• Turbo changer studs
• High temperature and
fatigue
resistant fasteners
• Threaded bolt and
fasteners
• Contr-bor screws
Strong organic growth
Strong organic growth
opportunities
opportunities
Specialized segment
Specialized segment
Critical engine components
Critical engine components
Products (37% of segment sales) Growth drivers
Dieselization of truck engines and
EPA emission regulation
U.S. macro-economy growth
Recovery of off-highway markets
(construction and agricultural
equipment)
Increased penetration of the light
vehicle market
Rising interest in off-grid electric
power sources
Core Strengths

Strong organic growth
Strong organic growth
opportunities
opportunities
Application-specific segment
Application-specific segment
Formed parts / engineered assemblies
Formed parts / engineered assemblies
Products (100% of segment sales) Growth drivers
Sell non-traditional stamping and
stamping assemblies in the following
markets:
•
Farm equipment
•
Construction machinery & off road
equipment
•
Electrical & electronic equipment
•
Appliance
•
Metalworking equipment
•
General industrial equipment
Formed parts (60%)
•
Washers stamping
•
Non-washer
stampings including
•
Shims
•
Brackets
•
Cams
•
Retainers
•
Spacers
•
Brake seals
•
Threaded plates
Engineered
assemblies (40%)
including:
•
Kep assemblies
•
Rubber grommet
assemblies
•
Nut and retainer
assemblies
•
Bolt and retainer
assemblies
•
Cam assemblies
Core Strengths

Growth through completed
Growth through completed
acquisitions
acquisitions
Acquire successful niche companies that augment existing
product offerings
• Hold number #1 or #2 market position
• Provides significant engineering and quality value
• Significant opportunity for top-line growth
• Proven financial performance & industry-leading margins
Most recently acquired
• Erie Bolt
• Low volume, quick turn CNC manufacturer – provides upset forging and threading capabilities for high stress applications
• BNC
• Stud welded fasteners and system – expands market share and provides economies of scale
Core Strengths

Critical Components… for Critical Applications Financial Review

Performance Overview
Performance Overview
1
PF pro forma for Spiegelberg, Gear & Broach, MECO, Spun, GCE, SPOA, Acraline, General Products, Erie Bolt and BNC acquisitions and
FabriSteel divestiture as if they occurred at the beginning of the period.
2
Adjusted EBITDA equals earnings before interest, taxes, depreciation, amortization, other income and non-recurring restructuring charges.
Continuing Operations Pro forma (1)
$ In millions
2004 2005
12/31/2005 2004 2005 12/31/2005
Sales $242.4 $327.5 $350.1 $357.2 $402.6 $403.3
% growth 35.1% 6.9% 12.7% 0.2%
Gross profit 71.7 84.3 89.3 96.4 105.6 105.6
margin % 29.6% 25.7% 25.5% 27.0% 26.2% 26.2%
Adjusted EBITDA
2
41.4 50.0 53.6 57.6 63.5 63.2
margin % 17.1% 15.3% 15.3% 16.1% 15.8% 15.7%
Capital
expenditures 10.2 14.5 12.9 13.7 16.2 14.6
% of sales 4.2% 4.4% 3.7% 3.8% 4.0% 3.6%
Twelve months ended Twelve months ended

1
st
Quarter Operating Highlights
Quarter Operating Highlights
1
PF pro forma for Spun, GCE, SPOA, Acraline, General Products, Erie Bolt and BNC acquisitions and divestiture of FabriSteel as if they occurred at the beginning of the period.
2
Cost of sales excludes $0.4 million in the reported three months ended December 31, 2005 for a GAAP inventory write-up related to acquisitions.
3
Adjusted EBITDA equals earnings before interest, taxes, depreciation, amortization, other income and non-recurring restructuring charges.
Reported Pro forma (1)
$ In millions
Net Sales
Aerospace-grade 28.7
41.2%
48.1
52.0%
49.2
51.2%
48.1
49.6%
Specialized 37.2
53.3%
39.9
43.2%
43.0
44.8%
44.3
45.7%
Application-Specific 3.9
5.6%
4.5
4.9%
3.9
4.1%
4.5
4.7%
Total 69.8 $      100.0% 92.4 $     100.0% 96.1 $      100.0% 96.8 $     100.0%
Cost of sales
2
51.8
74.2%
69.4
75.1%
71.3
74.1%
71.9
74.3%
Gross profit 18.0 $
25.8%
23.0 $
24.9%
24.9 $
25.9%
24.9 $
25.7%
Operating expenses 10.6
15.2%
13.6
14.7%
14.0
14.6%
14.8
15.3%
Operating Income 7.4 $        10.6% 9.4 $       10.2% 10.8 $      11.3% 10.0 $     10.4%
2.6
3.8%
4.3
4.6%
3.8
3.9%
4.3
4.5%
Adjusted EBITDA
3
10.0 $      14.4% 13.7 $     14.8% 14.6 $      15.2% 14.4 $     14.8%
Depreciation and
Amortization
12/31/2004 12/31/2004
Three months ended
12/31/2005 12/31/2005
Three months ended

1
1
st
Quarter Segment
Quarter Segment
Performance
Performance
1
PF pro forma for Spun, GCE, SPOA, Acraline, General Products, Erie Bolt and BNC acquisitions and divestiture of FabriSteel as if they occurred at the beginning of the period.
2
Adjusted EBITDA are earnings before interest, taxes, D&A, other income and non-recurring charges.
Pro forma (1) Pro forma (1)
$ In millions
1Q05 1Q06 2005 1Q06
Sales
Aerospace-grade 49.2 48.1 200.5 199.3
Specialized 43.0 44.3 185.6 186.9
Application-specific 3.9 4.5 16.6 17.2
Consolidated 96.1 $           96.8 $           402.6 $         403.3 $
Adjusted EBITDA
2
Aerospace-grade 9.6 9.2 41.2 40.9
Specialized 6.2 6.3 28.0 28.1
Application-specific 0.5 0.6 1.6 1.6
Corporate overhead (1.7) (1.7) (7.3) (7.3)
Consolidated 14.6 $           14.4 $           63.5 $           63.2 $
Adjusted EBITDA
2
margin
Aerospace-grade 19.5% 19.2% 20.6% 20.5%
Specialized 14.5% 14.3% 15.1% 15.0%
Application-specific 13.8% 12.5% 9.5% 9.3%
Consolidated 15.2% 14.8% 15.8% 15.7%
Three months ended Twelve months ended

$ In millions
1Q 05 1Q 06 2005 1Q 06
Adjusted EBITDA (1) 10.0 $         13.7 $            50.0 $         53.7 $
Capital expenditures (3.2)             (1.6)                (14.5)           (12.9)
Change in working capital (6.9)             (0.2)                (24.8)           (18.2)
Free Cash before interest, taxes, &
financing (0.1)             11.9               10.7            22.7
Cash interest & taxes (11.9)           (12.2)              (27.3)           (27.6)
Acquisitions/earnout payments & other (43.3)           (21.0)              (90.1)           (67.8)
Minority/stock buyback -                (8.3)                (8.5)             (16.8)
Revolver (payment) proceeds, net 35.0            33.0               97.6            95.6
Net cash flow (20.3)           3.4                 (17.6)           6.1
Senior Secured Revoling Credit 35.0 $         132.0 $          99.0 $         132.0 $
Senior Subordinated Notes Due 2011 175.0          175.0             175.0          175.0
Seller Suboridinated Notes -                6.5                 -                6.5
Net Debt 200.6 $       298.3 $          262.3 $       298.3 $
1
1
st
Quarter Cash Flow & Debt
Quarter Cash Flow & Debt
Summary
Summary
1
Adjusted EBITDA equals earnings before interest, taxes, depreciation, amortization, other income and non-recurring charges.
Three months Twelve months

Multiple of Pro forma (1)
Capitalization
Capitalization
1
PF pro forma for Spun, GCE, SPOA, Acraline, General Products, Erie Bolt and BNC acquisitions and divestiture of FabriSteel as if they occurred at the beginning of the period.
2
Excludes cash on hand of $15.2 million; borrowings are restricted by Senior Subordinated Note Limitation on Indebtedness
3
Implied equity value of common based on EV/PF LTM 12/31/05 multiple of 7.5x
4
Adjusted EBITDA equals earnings before interest, taxes, depreciation, amortization, other income and non-recurring restructuring charges.
$ In millions
12/31/2005
Adjusted
EBITDA
4
% of total
Capitalization
Revolving credit ($115 million)
2
116.9 $      1.9x 25%
(net of $15.2mm of cash)
11.5% senior subordinated notes 175.0 2.8x 37%
Seller subordinated notes 6.5 0.1x 1%
Total net debt 298.3 $      4.7x 63%
Preferred + implied equity
3
175.7 2.8x 37%
Total capitalization 474.0 $      7.5x 100%

Credit Statistics
Credit Statistics
1
2004 results are from continuing operations and exclude the discontinued application specific segment
2
Pro forma for Spun, GCE, SPOA, Acraline, General Products, Erie Bolt and BNC acquisitions and divestiture of FabriSteel as if they occurred at the beginning of the period.
3
Adj. EBITDA equals earnings before interest, taxes, depreciation, amortization, other income and non-recurring restructuring charges.
Adj. EBITDA / Cash interest expense
1.97x
2.46x 2.45x
2004 2005 PFLTM 1Q05
Net debt / Adj. EBITDA
3.36x
4.37x
4.64x
2004 2005 PFLTM 1Q05
Net debt / (adj. EBITDA - capex)
4.47x
5.74x
5.80x
2004 2005 PFLTM 1Q05
(Adj. EBITDA - CAPEX) / Cash interest expense
1.48x
1.87x
1.96x
2004 2005 PFLTM 1Q05

Sales growth
4% – 6% over pro forma 2005 base of $402.6mm
Adjusted EBITDA margins
15% – 16%
Capital expenditures
$10 million - $12 million
Cash interest
$29 million
Cash taxes
$4 million
Cash flow (after interest and taxes)
$18 million - $22 million
4.25x leverage
Fiscal 2006 Guidance
Fiscal 2006 Guidance

Investment Highlights
Investment Highlights
Attractive business positioned for growth
Attractive business positioned for growth
• Highly-engineered products manufacturer serving
diversified, niche markets served markets
•
•
#1 and #2 markets -
#1 and #2 markets -
representing 89% of company sales
representing 89% of company sales
• Favorable end market outlook
• Strong organic growth opportunities
• Growth through completed acquisitions
• Limited competition with high switching costs
• Longstanding relationships with diverse world-class
customer base
• World-class management team
• Superior financial performance

Critical Components… For Critical Applications Lehman Brothers 2006 High Yield Bond Conference March 15 – 17, 2006